Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Twin Lakes, Inc. (the "Company") on Form 10-KSB/A for the year ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Kirk M. Warshaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                    /s/ Kirk M. Warshaw
                                    -----------------------------------
                                    Kirk M. Warshaw
                                    Chief Financial Officer
                                    February 25, 2005